PROVISIONS	6 Months Ended
Jun. 30, 2022
PROVISIONS
PROVISIONS

NOTE 5 – PROVISIONS

In 2020, TORM was involved in cargo claims relating to a customer having granted indemnities for discharge of cargoes, and not being able to honor those obligations. The cases involved irregular activities by the customer. Legal action has been initiated by TORM in the UK and in India against the customer and related individuals. TORM has previously made provisions for USD 18.3m in relation to the claims.

In August 2022, TORM has settled one claim and reassessed its provisions for the remaining part of the case complex.

TORM has reversed provisions amounting to USD 6.3m and the total amount as of 30 June 2022 relating to the claims is USD 12m. Legal proceedings are still ongoing and therefore the provisions recognized are subject to uncertainty relating to both timing and amounts.